May 1, 2023

Ryan Sutcliffe, Esquire

U.S. Securities & Exchange Commission

Division of Investment Management
100 F Street, N.E.

Washington, D.C. 20549

Re: T. Rowe Price Exchange-Traded Funds, Inc.

  T. Rowe Price Blue Chip Growth ETF

  T. Rowe Price Dividend Growth ETF

  T. Rowe Price Equity Income ETF

  T. Rowe Price Growth Stock ETF

  T. Rowe Price U.S. Equity Research ETF

 File Nos.: 333-235450/811-23494

Dear Mr. Sutcliffe:

This letter is being filed in accordance with Rule 497(j) of the Securities Act of 1933. There are no changes to the Fund’s prospectuses and Statement of Additional Information (“SAI”) that were filed under Rule 485(b) on April 27, 2023.

The Fund’s prospectuses and SAI went effective automatically on May 1, 2023.

If you have any questions about this filing, please give me a call at 410-345-4981 or, in my absence, Sonia Kurian at 410-577-4847.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman